UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

Acadia Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12830 El Camino Real, Suite 400 San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 558-2871

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	Acadia Pharmaceuticals Inc. (the “Company”) held its annual meeting of stockholders on June 1, 2023 (the “2023 Annual Meeting”).

(b)

The election of three nominees to serve as Class I directors on the Company’s Board of Directors until the Company’s 2026 Annual Meeting of Stockholders was carried out at the 2023 Annual Meeting. The following three Class I directors were elected by the votes indicated:

	For	Withheld	Broker Non- Votes
James M. Daly	108,235,140	27,416,787	9,880,431
Edmund P. Harrigan	126,226,342	9,425,585	9,880,431
Adora Ndu	131,558,098	4,093,829	9,880,431

In addition to the election of three Class I directors, the following matters were submitted to a vote of the stockholders at the 2023 Annual Meeting:

(i)

the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
87,274,917	48,257,939	119,071	9,880,431

(ii)	the indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, which received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
135,140,475	54,863	345,208	111,380	9,880,432

(iii)	the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified by the following vote:

For	Against	Abstain
144,928,829	466,591	136,938

Each of the foregoing voting results from the 2023 Annual Meeting is final.

(d)

Based upon the results set forth in item (b) (ii) above, and consistent with the Board of Directors’ recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acadia Pharmaceuticals Inc.

Dated: June 2, 2023	By:	/s/ Austin D. Kim
Austin D. Kim
Executive Vice President, General Counsel & Secretary